EXHIBIT 32.2

                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly  Report of PFGI Capital  Corporation  ("PFGI Capital") on Form
10-Q for the period  ending  June 30,  2003 (the  "Report"),  I,  Anthony M.
Stollings,  Chief  Financial  Officer  and  Treasurer  (Principal  Financial
Officer) of PFGI Capital,  certify,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of my knowledge:

(1) The Report  fully  complies  with the  requirements of section  13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects,  the financial  condition  and results of  operations  of PFGI
    Capital.

/s/ Anthony M. Stollings
------------------------
Anthony M. Stollings
Chief Financial Officer and Treasurer (Principal Financial Officer)

August 14, 2003

[A signed  original of this  written  statement  required by Section 906 has been  provided  to PFGI  Capital  Corporation  and will be  retained by PFGI
Capital  Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]